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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 23, 1998
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                         WASHINGTON GAS LIGHT COMPANY
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             (Exact name of registrant as specified in its charter)



 District of Columbia and Virginia           1-1483              53-0162882
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   (State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)                 File Number)       Identification No.)



1100 H Street, N.W., Washington, D.C.                              20080
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code           (703) 750-4440
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                                    NONE
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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     On September 23, 1998,  Washington  Gas Light Company  (Company)  announced that Patrick J. Maher, Chairman of the Board of Directors, will retire from the Company effective March 1, 1999. Mr. Maher will begin a leave of absence pending retirement on December 1, 1998. Mr. Maher joined the Company in 1974 as Vice President and Chief Financial Officer and subsequently held the positions of Executive Vice President of Finance and Administration (1980-1987), President (1987-1992) and Chief Executive Officer (1992-1997). He has been a member of the Company's Board of Directors since 1988 and became Chairman in 1992.

     The Company's Board of Directors, at its September 23, 1998 meeting, elected James H. DeGraffenreidt, Jr. as Chairman of the Board and Chief Executive Officer, effective December 1, 1998, and elected Joseph M. Schepis as President and Chief Operating Officer, also effective December 1, 1998. Mr. Schepis was elected to the Board of Directors effective at the end of the December 1998 meeting of the Board of Directors, to fill the vacancy created by Mr. Maher's retirement.

     James DeGraffenreidt is currently President and Chief Executive Officer. Mr. DeGraffenreidt joined the Company in 1986 as managing attorney and subsequently held the positions of senior managing attorney (1988-1991), Vice President of Rates and Regulatory Affairs (1991-1993), Senior Vice President (1993-1994) and President and Chief Operating Officer (1994-1997). He has been a member of the Board of Directors of the Company since 1994.

     Joseph Schepis currently serves as Executive Vice President and Chief Operating Officer. Mr. Schepis joined the Company in 1978 and has held various positions, including corporate Treasurer (1986-1993), Vice President of Rates and Regulatory Affairs (1993-1994), Senior Vice President and Chief Financial Officer (1994-1996), and Senior Vice President responsible for gas supply, regulatory activities and customer services (1996-1997).



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               WASHINGTON GAS LIGHT COMPANY
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                                                        (Registrant)




Date October 13, 1998                          By ______________________________
     ----------------                                 Robert E. Tuoriniemi
                                                          Controller




























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